Exhibit 99.1

       1. Joint Filing. Pursuant to Rule 13d-1(k)(1)(iii) of Regulation D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

       2. Power of Attorney. Know all persons by these presents that each person whose signature appears below constitutes and appoints Clive D. Bode,
W. Robert Cotham, Mark L. Hart, Jr., William O. Reimann IV, and William P. Hallman, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments to the Schedule 13G, and any reports filed pursuant to Section 16 of the Securities Exchange Act of 1934, filed on behalf of each of them with respect to their beneficial ownership of CML Group, Inc. and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such person or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       DATED:     January 12, 1999


                                    TRINITY I FUND, L.P.,
                                    a Delaware limited partnership

                                    By:   TF INVESTORS, L.P.,
                                          a Delaware limited partnership,
                                          General Partner

                                    By:   TRINITY CAPITAL MANAGEMENT, INC.,
                                          a Delaware corporation,
                                          General Partner


                                    By: /s/ W. R. Cotham
                                             W. R. Cotham, Vice President


                                    TF INVESTORS, L.P.,
                                    a Delaware limited partnership

                                    By:   TRINITY CAPITAL MANAGEMENT, INC.,
                                          a Delaware corporation,
                                          General Partner


                                    By: /s/ W. R. Cotham
                                             W. R. Cotham, Vice President


                                    TRINITY CAPITAL MANAGEMENT, INC.,
                                    a Delaware corporation


                                    By: /s/ W. R. Cotham
                                             W. R. Cotham, Vice President


                                    PORTFOLIO O INVESTORS, L.P.,
                                    a Delaware limited partnership

                                    By: PORTFOLIO ASSOCIATES, INC.,
                                           a Delaware corporation,
                                           General Partner


                                    By: /s/ W. R. Cotham
                                             W. R. Cotham, Vice President

                                    PORTFOLIO ASSOCIATES, INC.,
                                    a Delaware corporation


                                    By: /s/ W. R. Cotham
                                             W. R. Cotham,
                                             Vice President

                                     /s/ W. R. Cotham
                                    W. R. Cotham,
                                    Attorney-in-Fact for:

                                          THOMAS M. TAYLOR (1)


(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas M. Taylor previously has been filed with the Securities and Exchange Commission.